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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                             --------------------

                                   FORM 8-K

                                CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March  1, 2000


                                   CIBER, INC.
                                   -----------
            (Exact name of registrant as specified in its charter)


         DELAWARE                       0-23488              38-2046833
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(State or other jurisdiction          (Commission          (IRS Employer
    of incorporation)                 File Number)       Identification No.)


           5251 DTC Parkway, Suite 1400, Englewood, Colorado 80111
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             (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (303) 220-0100

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                                  CIBER, INC.
                 INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS.

On March 1, 2000, CIBER Inc. issued a News Release announcing plans to carve out its package software-enabled e-business solutions business.


ITEM 7 (c). EXHIBITS.

99.1.  News Release dated March 1, 2000.


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CIBER, INC.


Date: March 1, 2000                    By: /s/ Christopher L. Loffredo
                                           -----------------------------
                                           Christopher L. Loffredo
                                           V.P./Chief Accounting Officer